Exhibit 10.1

LEAKOUT AGREEMENT

This Leakout Agreement (this “Agreement”) is made and entered into as of the date of the last signature hereto (the “Effective Date”), by and among EdgeMode, Inc., a Nevada corporation (the “Company”), and each of the lenders identified on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”) and supersedes, overrides and replaces the previously executed Standstill Agreement dated June 25, 2026.

RECITALS

WHEREAS, each Lender has previously purchased from the Company one or more convertible promissory notes (each, a “Note”), the details of which are set forth on Schedule A attached hereto;

WHEREAS, the Company is seeking to refinance the indebtedness evidenced by the Notes;

WHEREAS, in order to facilitate such refinancing, each Lender had previously agreed to a temporary standstill on June 25, 2026 with respect to certain rights under the applicable Note(s);

WHEREAS, each Lender has agreed to a leakout with respect to remaining balances and certain rights under the applicable Note(s); and

WHEREAS, the parties desire to set forth the terms and conditions of such leakout, which supersedes and terminates the previous standstill.

AGREEMENT

1.  Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the applicable Note.

2.  Leakout. During the Leakout Period (as defined below), each Lender shall not, directly or indirectly: convert, assign, transfer or pledge more than 30% of their Current Owed Balance (defined as Principal, OID, Guaranteed Interest and Default Penalty) as per Schedule A, over any 30-day period during the period (as defined below).

If EdgeMode (EDGM) stock closes below $0.003, each Lender shall not, directly or indirectly: convert, assign, transfer or pledge more than 15% of their Current Owed Balance (defined as Principal, OID, Guaranteed Interest and Default Penalty) as per Schedule A, over any 30-day period during the period (as defined below).

For purposes of this Agreement, the “Leakout Period” shall mean the period commencing on the Effective Date and ending December 31, 2026, unless extended or terminated earlier by mutual written agreement of the Company and all Lenders.

The Company has the authority to accelerate the Leakout covering all Lenders equally; meaning that if volume and price conditions are satisfactory to the Company, then it can choose to allow additional Note Conversions for all Lenders during the Leakout period.

1

3.  Uniform Conversion Price. 30% discount to the lowest daily closing price over the previous fifteen (15) days prior to the conversion.

4.  Effectiveness. This Agreement shall not become effective until it has been executed and delivered by the Company and all of the Lenders. Until such time, no party shall have any rights or obligations hereunder.

5.  No Other Modifications. Except as expressly set forth herein, this Agreement does not amend, modify, or waive any provisions of the Notes or any other agreements between the Company and any Lender. All terms and conditions of the Notes remain in full force and effect during and after the Standstill Period.

6.  Representations and Warranties. (a) Each Lender represents and warrants that it has full power and authority to enter into this Agreement and to perform its obligations hereunder. (b) The Company represents and warrants that it has full power and authority to enter into this Agreement, and that the execution, delivery, and performance of this Agreement do not and will not conflict with or result in a violation of any law, regulation, or its organizational documents.

7. Miscellaneous.

(a)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of law principles.

(b)   Entire Agreement. This Agreement, together with Schedule A, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, or representations, whether oral or written.

(c)   Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by electronic mail (including pdf or DocuSign) or other electronic transmission shall be effective as delivery of a manually executed counterpart.

(d)   Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in full force and effect.

(e)  Notices. All notices hereunder shall be in writing and delivered in accordance with the notice provisions of the applicable Note.

(f)  No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein shall create any rights in any other person.

(g)  Survival. The representations, warranties, and covenants contained in this Agreement shall survive the expiration or termination of the Standstill Period.

(h)   Breach. In the event of any breach by the Company of its obligations under Section 4 it shall be an Event of Default under the Note, the Lenders shall be entitled to all remedies available at law or in equity, including specific performance and injunctive relief, without the need to post a bond.

2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth below.

COMPANY:

EDGEMODE, INC.

By: /s/ Simon Wajcenberg

Name: Simon Wajcenberg

Title: Director

Date: 7/13/2026

LENDERS:

JEFFERSON STREET CAPITAL

MONROE STREET CAPITAL PARTNERS, LP

By: /s/ Brian Goldberg

Name: Brian Goldberg

Title: Authorized Signatory

Date: 7/13/2026

CLEARTHINK CAPITAL PARTNERS, LLC

By: /s/ Stephen Hart

Name: Stephen Hart

Title: Authorized Signatory

Date: 7/13/2026

LGH INVESTMENTS LLC

By: /s/ Luke Hoppel

Name: Luke Hoppel

Title: Authorized Signatory

Date: 7/13/2026

3

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

By: /s/ Eli Fireman

Name: Eli Fireman

Title: Authorized Signatory

Date: 7/13/2026

CROM STRUCTURED OPPORTUNITIES FUND I, LP

By: Crom Structured Opportunities Fund I GP, LLC, its General Partner By: Crom Cortana Fund LLC, member of the General Partner

By: /s/ John Chen

Name: John Chen

Title: Authorized Signatory

Date: 7/14/2026

4

Schedule A

Security Type	Issuance Date	Current Owed Balance (Including Principal, OID, Guaranteed Interest and Default Penalty)
JEFFERSON STREET CAPITAL	September 22, 2025	$109,687
LLC		Conversion Amount Levels:
		(30% = $32,906)
		(15% = $16,453)
MONROE STREET CAPITAL	January 27, 2026	$142,312 (30% = $42,693)
		(15% = $21,347)
CROM STRUCTURED	September 22, 2025	$165,687
OPPORTUNITIES FUND I, LP		Conversion Amount Levels:
		(30% = $49,706)
		(15% = $24,853)
FIRSTFIRE GLOBAL	September 15, 2025	$305,000
OPPORTUNITIES FUND LLC		Conversion Amount Levels:
		(30% = $91,500)
		(15% = $45,50)
LGH INVESTMENTS LLC	September 19, 2025	$56,450 Conversion Amount Levels: (30% = $16,935) (15% = $8,468)

CLEARTHINK CAPITAL PARTNERS, LLC	August 20, 2025 September 30, 2025 October 9,2025	$190,800
CLEARTHINK CAPITAL PARTNERS, LLC		$483,000
CLEARTHINK CAPITAL		$193,200
PARTNERS LLC
		Conversion Amount Levels:
		(30% = $260,100)
		(15% = $130,050)

5